UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2025

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Enterprise, Suite 200 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series H Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRH	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2025, Sunstone Hotel Investors, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) elected Michael Barnello, aged 60, as a member of the Board, effective November 15, 2025. Mr. Barnello will serve as a director of the Board with a term expiring at the 2026 annual meeting of stockholders and until his successor has been duly elected and qualified. The Board has affirmatively determined that Mr. Barnello is an independent director pursuant to the NYSE’s listing standards. With this addition, the Company’s Board will be comprised of nine members. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Mr. Barnello is a Founder and Managing Partner at Badlands Hotel Capital, a hospitality investment and asset management company. Formerly, Michael was President and Chief Executive Officer of LaSalle Hotel Properties (NYSE: LHO) where he had been with the company since its IPO in 1998. LaSalle Hotel Properties was a leading real estate investment trust that owned 41 properties, made up of upscale, full-service hotels, totaling approximately 10,400 guest rooms in 11 markets in seven states and the District of Columbia. Prior to 1998, Mr. Barnello served as Senior Vice President of LaSalle Partners (which became Jones Lang LaSalle), a commercial real estate and investment company. Before joining LaSalle in 1995, Mr. Barnello was Vice President with Strategic Realty Advisors, formerly known as VMS Realty Partners. He received a BS in Hotel Administration from Cornell University.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: November 17, 2025	By:	/s/ Aaron R. Reyes
Aaron R. Reyes
(Principal Financial Officer and Duly Authorized Officer)